Financial Instruments - Changes in Fair Value Attributable to Changes in Bank'S Own Credit Risk for Financial Liabilities Designated at Fair Value (Detail) - Senior note liabilities [member] - CAD ($)
$ in Millions
	3 Months Ended
	Jul. 31, 2022	Apr. 30, 2022	Jul. 31, 2021
Disclosure of detailed information about financial instruments [line items]
Contractual maturity amount	$ 27,286	$ 26,035	$ 21,057
Carrying value	22,876	21,927	21,961
Difference between carrying value and contractual maturity amount	4,410	4,108	(904)
Change in fair value for the period attributable to change in own credit risk recorded in other comprehensive income	567	787	72
Cumulative change in fair value due to change in own credit risk	$ 856	$ 289	$ (705)